                                                                    EXHIBIT 99.1

                        CONSECO FINANCE SECURITIZATIONS
                         HOME EQUITY LOAN TRUST 2001-C

     As of the Cut-off Date, the loans had loan rates ranging from 6.22% to 18.74% and a weighted average loan rate of 12.21%. As of the Cut-off Date, the loans had remaining maturities of at least 37 months but not more than 360 months and original maturities of at least 60 months but not more than 360 months. The loans had a weighted average term to scheduled maturity, as of origination, of 311 months, and a weighted average term to scheduled maturity, as of the Cut-off Date, of 310 months. The average principal balance of the loans as of the Cut-off Date was approximately $77,110.78 and the principal balances on the loans as of the Cut-off Date ranged from $8,682.62 to $634,500.00. The loans arise from loans relating to real property located in 48 states and the District of Columbia. By principal balance as of the Cut-off Date, approximately 11.86% of the loans were secured by real property located in California, 9.12% in Florida, 6.75% in Texas and 6.61% in Michigan. No other state represented 5% or more of the aggregate Cut-off Date principal balance of the loans. All of the loans are secured by a first, second, third or fourth lien on the related real estate and have a loan-to-value ratio, based on the current principal balances as of the Cut-off Date, less than or equal to 100%.

     The following tables show the agregate characteristics of the loans. Percentages in these tables may not add up to 100.00% due to rounding.

Geographical Distribution of Mortgaged Properties--Initial and Additional Loans

                                                                           % of Loans by
                                                Aggregate Principal    Outstanding Principal
                            Number of Loans     Balance Outstanding        Balance as of
                           as of Cut-off Date    as of Cut-off Date        Cut-off Date
                           ------------------   -------------------    ---------------------
Alabama.................           156            $ 10,523,280.60                  1.75%
Arizona.................           264              22,767,583.59                  3.79
Arkansas................            68               3,796,669.92                  0.63
California..............           677              71,141,887.19                 11.86
Colorado................           128              13,033,477.48                  2.17
Connecticut.............           199              17,272,966.68                  2.88
Delaware................            12               1,218,674.62                  0.20
District Of Columbia....             6                 395,666.51                  0.07
Florida.................           632              54,720,277.69                  9.12
Georgia.................           198              14,946,113.61                  2.49
Idaho...................            20                 886,930.58                  0.15
Illinois................           173              11,566,202.15                  1.93
Indiana.................           172              10,953,995.70                  1.83
Iowa....................            66               4,398,191.57                  0.73
Kansas..................           109               6,444,563.23                  1.07
Kentucky................            97               6,015,088.68                  1.00
Louisiana...............           120               6,946,735.61                  1.16
Maine...................            19               1,894,434.31                  0.32
Maryland................            54               3,370,842.28                  0.56
Massachusetts...........           107              11,265,216.41                  1.88
Michigan................           474              39,685,876.99                  6.61
Minnesota...............           303              24,624,476.22                  4.10
Mississippi.............           115               7,365,707.66                  1.23
Missouri................           231              15,323,689.45                  2.55
Montana.................            10                 556,035.01                  0.09
Nebraska................            90               4,915,079.73                  0.82
Nevada..................            90               7,189,655.04                  1.20
New Hampshire...........            28               2,250,690.35                  0.38
New Jersey..............           180              15,983,923.15                  2.66
New Mexico..............            11               1,340,005.42                  0.22
New York................           294              27,764,818.92                  4.63
North Carolina..........           152              10,969,639.50                  1.83
North Dakota............            15                 704,574.54                  0.12
Ohio....................           349              26,196,104.50                  4.37
Oklahoma................            79               4,686,351.50                  0.78
Oregon..................            26               1,568,614.61                  0.26
Pennsylvania............           432              28,157,540.70                  4.69
Rhode Island............            33               2,358,657.43                  0.39
South Carolina..........           128               8,264,960.24                  1.38
South Dakota............            17                 610,084.89                  0.10
Tennessee...............           134               9,992,708.62                  1.67
Texas...................           736              40,498,608.97                  6.75
Utah....................            17                 912,216.66                  0.15
Vermont.................            20               1,189,201.43                  0.20
Virginia................           176              13,866,939.75                  2.31
Washington..............           160              15,703,669.11                  2.62
West Virginia...........            37               2,183,407.37                  0.36
Wisconsin...............           156              10,996,534.44                  1.83
Wyoming.................            11                 580,382.64                  0.10
                                 -----            ---------------                ------
    Total...............         7,781            $599,998,953.25                100.00%
                                 =====            ===============                ======

               Years of Origination--Initial and Additional Loans

                                                                    % of Loans by
                                            Aggregate Principal Outstanding Principal
                          Number of Loans   Balance Outstanding     Balance as of
Year of Origination      as of Cut-off Date as of Cut-off Date      Cut-off Date
-------------------      ------------------ ------------------- ---------------------
1990....................            1         $    133,059.66            0.02%
1996....................            4               96,688.07            0.02
1997....................            4              142,661.61            0.02
1998....................           23            1,428,529.95            0.24
1999....................           54            2,748,667.80            0.46
2000....................          148            5,981,885.38            1.00
2001....................        7,547          589,467,460.78           98.24
                                -----         ---------------          ------
    Total...............        7,781         $599,998,953.25          100.00%
                                =====         ===============          ======

       Distribution of Original Loan Amounts--Initial and Additional Loans

                                                                            % of Loans by
                                                     Aggregate Principal Outstanding Principal
  Original Loan Amount              Number of Loans  Balance Outstanding     Balance as of
      (in Dollars)                as of Cut-off Date  as of Cut-off Date      Cut-off Date
  --------------------            ------------------ ------------------- ---------------------
Less than $ 10,000.00..............             1        $       8,889.37            0.00%
$ 10,000.00 to $ 19,999.99.........           554            8,561,487.59            1.43
$ 20,000.00 to $ 29,999.99.........           931           22,950,412.80            3.83
$ 30,000.00 to $ 39,999.99.........           917           31,534,325.56            5.26
$ 40,000.00 to $ 49,999.99.........           812           36,174,825.40            6.03
$ 50,000.00 to $ 59,999.99.........           696           38,002,864.63            6.33
$ 60,000.00 to $ 69,999.99.........           588           37,905,317.20            6.32
$ 70,000.00 to $ 79,999.99.........           530           39,486,151.37            6.58
$ 80,000.00 to $ 89,999.99.........           429           36,143,154.85            6.02
$ 90,000.00 to $ 99,999.99.........           329           31,051,347.42            5.18
$100,000.00 to $109,999.99.........           324           33,784,650.15            5.63
$110,000.00 to $119,999.99.........           278           31,829,451.76            5.30
$120,000.00 to $129,999.99.........           247           30,697,674.11            5.12
$130,000.00 to $139,999.99.........           158           21,216,265.85            3.54
$140,000.00 to $149,999.99.........           168           24,284,908.60            4.05
$150,000.00 to $159,999.99.........           129           19,951,496.19            3.33
$160,000.00 to $169,999.99.........           113           18,520,778.88            3.09
$170,000.00 to $179,999.99.........            79           13,701,539.16            2.28
$180,000.00 to $189,999.99.........            68           12,459,933.84            2.08
$190,000.00 to $199,999.99.........            58           11,258,050.88            1.88
$200,000.00 to $209,999.99.........            58           11,838,681.66            1.97
$210,000.00 to $219,999.99.........            38            8,128,015.63            1.35
$220,000.00 to $229,999.99.........            32            7,159,586.44            1.19
$230,000.00 to $239,999.99.........            24            5,619,881.53            0.94
$240,000.00 to $249,999.99.........            36            8,798,480.14            1.47
$250,000.00 to $259,999.99.........            27            6,879,080.83            1.15
$260,000.00 to $269,999.99.........            18            4,764,393.44            0.79
$270,000.00 to $279,999.99.........            16            4,381,996.95            0.73
$280,000.00 to $289,999.99.........            12            3,400,688.71            0.57
$290,000.00 to $299,999.99.........            13            3,819,167.36            0.64
$300,000.00 to $309,999.99.........            12            3,633,872.77            0.61
$310,000.00 to $319,999.99.........            13            4,084,122.39            0.68
$320,000.00 to $329,999.99.........             9            2,921,950.00            0.49
$330,000.00 to $339,999.99.........             3            1,005,527.38            0.17
$340,000.00 to $349,999.99.........            12            4,159,704.82            0.69
$350,000.00 to $359,999.99.........            19            6,688,745.40            1.11
$360,000.00 to $369,999.99.........             3            1,091,491.08            0.18
$370,000.00 to $379,999.99.........             1              373,100.00            0.06
$380,000.00 to $389,999.99.........             5            1,922,775.66            0.32
$390,000.00 to $399,999.99.........             3            1,178,868.06            0.20
$400,000.00 to $409,999.99.........             2              807,707.06            0.13
$420,000.00 to $429,999.99.........             2              844,351.81            0.14
$430,000.00 to $439,999.99.........             2              866,669.75            0.14
$440,000.00 to $449,999.99.........             1              441,700.00            0.07
$470,000.00 to $479,999.99.........             2              948,788.33            0.16
$480,000.00 to $489,999.99.........             2              972,811.86            0.16
$490,000.00 to $499,999.99.........             2              989,868.58            0.16
$500,000.00 to $509,999.99.........             1              500,000.00            0.08
$510,000.00 to $519,999.99.........             1              510,000.00            0.09
$540,000.00 to $549,999.99.........             1              546,400.00            0.09
$560,000.00 to $569,999.99.........             1              562,500.00            0.09
Greater than $569,999.99...........             1              634,500.00            0.11
                                            -----         ---------------          ------
    Total...............                    7,781         $599,998,953.25          100.00%
                                            =====         ===============          ======

               Current Loan Rates--Initial and Additional Loans

                                            Aggregate Principal        % of Loans by
                          Number of Loans   Balance Outstanding   Outstanding Principal
Range of Loan Rates      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
Less than 7.001%.......            3          $    473,513.32               0.08%
   7.001% to  8.000%...           16             1,273,088.61               0.21
   8.001% to  9.000%...           60             5,896,329.04               0.98
   9.001% to 10.000%...          222            28,255,096.30               4.71
  10.001% to 11.000%...          745            87,946,096.08              14.66
  11.001% to 12.000%...        1,587           157,155,977.84              26.19
  12.001% to 13.000%...        2,048           167,503,026.93              27.92
  13.001% to 14.000%...        1,814            97,726,478.87              16.29
  14.001% to 15.000%...        1,016            43,823,601.49               7.30
  15.001% to 16.000%...          208             7,636,187.05               1.27
  16.001% to 17.000%...           49             1,724,860.55               0.29
  17.001% to 18.000%...           12               559,949.91               0.09
  18.001% to 19.000%...            1                24,747.26               0.00
                               -----          ---------------             ------
    Total...............       7,781          $599,998,953.25             100.00%
                               =====          ===============             ======

           Remaining Months to Maturity--Initial and Additional Loans

Months Remaining to                         Aggregate Principal        % of Loans by
Scheduled Maturity        Number of Loans   Balance Outstanding   Outstanding Principal
as of Cut-off Date       as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------      ------------------ ------------------- --------------------------
 31 to  60..............          43          $  1,114,579.94               0.19%
 61 to  90..............          36             1,144,089.45               0.19
 91 to 120..............         387            14,575,734.34               2.43
121 to 150..............          65             2,963,614.73               0.49
151 to 180..............         953            44,479,622.40               7.41
181 to 210..............          52             2,274,194.34               0.38
211 to 240..............       2,237           116,629,218.73              19.44
241 to 270..............           7               468,722.25               0.08
271 to 300..............         470            33,732,984.48               5.62
301 to 330..............           6               539,970.15               0.09
331 to 360..............       3,525           382,076,222.44              63.68
                               -----          ---------------             ------
    Total...............       7,781          $599,998,953.25             100.00%
                               =====          ===============             ======

                  Lien Positions--Initial and Additional Loans

                                 Aggregate Principal         % of Loans by
               Number of Loans   Balance Outstanding   Outstanding Principal
Position      as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
--------      ------------------ ------------------- --------------------------
First........       4,914          $475,513,013.92              79.25%
Second.......       2,835           122,637,565.13              20.44
Third........          32             1,848,374.20               0.31
                    -----          ---------------             ------
    Total....       7,781          $599,998,953.25             100.00%
                    =====          ===============             ======

           Combined Loan-to-Value Ratio--Initial and Additional Loans

                                               Aggregate Principal         % of Loans by
Combined                     Number of Loans   Balance Outstanding   Outstanding Principal
Loan-to-Value Ratio         as of Cut-off Date as of Cut-off Date  Balance as of Cut-off Date
-------------------         ------------------ ------------------- --------------------------
 5.001% to  10.000%...              3           $     72,169.66               0.01%
10.001% to  15.000%...              6                145,107.94               0.02
15.001% to  20.000%...             13                318,533.38               0.05
20.001% to  25.000%...              8                201,440.32               0.03
25.001% to  30.000%...             26                930,653.98               0.16
30.001% to  35.000%...             34              1,033,625.54               0.17
35.001% to  40.000%...             33              1,411,132.06               0.24
40.001% to  45.000%...             53              2,102,884.27               0.35
45.001% to  50.000%...             55              2,664,770.00               0.44
50.001% to  55.000%...             62              3,223,991.50               0.54
55.001% to  60.000%...             81              4,132,830.18               0.69
60.001% to  65.000%...            138              8,072,614.57               1.35
65.001% to  70.000%...            206             13,076,152.35               2.18
70.001% to  75.000%...            339             22,612,275.12               3.77
75.001% to  80.000%...            776             53,293,932.94               8.88
80.001% to  85.000%...            562             46,993,188.62               7.83%
85.001% to  90.000%...          1,032             82,904,420.24              13.82%
90.001% to  95.000%...          1,464            119,215,413.51              19.87%
95.001% to 100.000%...          2,890           $237,593,817.07              39.60%
                                -----           ---------------             ------
    Total.............          7,781           $599,998,953.25             100.00%
                                =====           ===============             ======